Noncontrolling Interest	12 Months Ended
Dec. 31, 2015
Noncontrolling Interest [Abstract]
Noncontrolling Interest

18.Noncontrolling Interest

Initial Public Offering of Common Shares of PrairieSky

On May 29, 2014, Encana completed an initial public offering (“IPO”) of 52.0 million common shares of PrairieSky at a price of C$28.00 per common share for gross proceeds of approximately C$1.46 billion.  On June 3, 2014, the over-allotment option granted to the underwriters to purchase up to an additional 7.8 million common shares was exercised in full for gross proceeds of approximately C$218.4 million.  Encana received aggregate gross proceeds from the IPO of approximately C$1.67 billion ($1.54 billion).    Subsequent to the IPO, Encana owned 70.2 million common shares of PrairieSky, representing a 54 percent ownership interest.  Accordingly, Encana consolidated 100 percent of the financial position and results of operations of PrairieSky and recognized a noncontrolling interest for the third party ownership.

The noncontrolling interest in the former consolidated subsidiary, PrairieSky, was reflected as a separate component in the Consolidated Statement of Changes in Shareholders’ Equity for the year ended December 31, 2014.  Encana recorded $117 million of the proceeds from the IPO as a noncontrolling interest and the remainder of the proceeds of $1,427 million, less transaction costs of $82 million, was recognized as paid in surplus as at December 31, 2014.

Secondary Public Offering of Common Shares of PrairieSky

On September 26, 2014, Encana completed the secondary offering of 70.2 million common shares of PrairieSky at a price of C$36.50 per common share, for aggregate gross proceeds to Encana of approximately C$2.6 billion.  Following the completion of the secondary offering, Encana no longer held an interest in PrairieSky.  As discussed in Note 4, the PrairieSky divestiture resulted in a significant alteration between capitalized costs and proved reserves in the Canadian cost centre.  Accordingly, Encana recognized a gain on the divestiture of approximately $2,094 million, which is included in (gain) loss on divestitures in the Company's Consolidated Statement of Earnings.  In conjunction with the divestiture, Encana derecognized the carrying amount of the net assets of $258 million, including goodwill of $39 million, and the noncontrolling interest of $133 million.

Distributions to Noncontrolling Interest Owners

During the period from May 29, 2014 to September 25, 2014, PrairieSky paid dividends of C$0.3174 per common share totaling $38 million, of which $18 million was attributable to the noncontrolling interest as presented in the Consolidated Statement of Changes in Shareholders' Equity and Consolidated Statement of Cash Flows.

Net Earnings Attributable to Noncontrolling Interest

During the period from May 29, 2014 to September 25, 2014, the Company held a controlling interest in PrairieSky.  Accordingly, Encana consolidated 100 percent of the financial position and results of operations of PrairieSky and recognized a noncontrolling interest for the third party ownership.  For the year ended December 31, 2014, net earnings and comprehensive income of $34 million were attributable to the noncontrolling interest as presented in the Consolidated Statement of Earnings and Consolidated Statement of Comprehensive Income.